Statement of Changes in Net Assets Available for Benefits - EBP 006 - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Investment income:
Interest and dividend income	$ 30,948,728	$ 36,302,128
Net appreciation in fair value of investments	389,659,592	542,332,098
Total investment income	420,608,320	578,634,226
Interest income on notes receivable from Participants	4,915,115	4,018,866
Contributions:
Employer	129,675,734	113,646,591
Participants	176,414,916	156,566,668
Rollovers	13,383,676	13,046,699
Total contributions	319,474,326	283,259,958
Total additions	744,997,761	865,913,050
Deductions
Benefit payments	381,305,067	306,338,357
Administrative expenses	3,625,343	3,969,390
Total deductions	384,930,410	310,307,747
Net increase	360,067,351	555,605,303
Net assets available for benefits at beginning of year	4,072,074,940	3,516,469,637
Net assets available for benefits at end of year	$ 4,432,142,291	$ 4,072,074,940